UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

Healthcare Business Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56214	84-3639946
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

718 Thompson Lane, Suite 108-273 Nashville, TN	37204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 615-856-5542

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 21, 2021, Healthcare Business Resources Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (“Initial Form 8-K”) to disclose that it had dismissed Marcum, LLP (“Marcum”) as its independent registered public accounting firm and appointed B F Borgers CPA PC as its new independent registered public accounting firm.

The Company provided Marcum with a copy of the disclosures it made in the Initial Form 8-K and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made therein and, if not, stating the respects in which it does not agree. This Form 8-K/A amends the Initial Form 8-K solely to include copy of Marcum’s letter, dated December 21, 2021, which is filed as Exhibit 16.1 to this Form 8-K/A.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from Marcum LLP, dated December 21, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE BUSINESS RESOURCES INC.

Dated: December 23, 2021	By:	/s/ Stephen Epstein
	Name:	Stephen Epstein
	Title:	Chief Executive Officer and Chief Financial Officer

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